Click to edit Master title style 1st Quarter 2017 Earnings Conference Call April 26, 2017 EXHIBIT 99.2

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Form 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Investor Relations Director Participants 3

• Overview • Long-Term Growth Update • 1st Quarter 2017 Financial Update and Summary 4

* Reconciliation of operating EPS (non-GAAP) to reported earnings included in the appendix 2017 has started strong and we are confident in achieving our operating EPS* guidance 5 • On track to achieve 2017 operating EPS guidance range of $5.15 to $5.46 ‒ Faced largest storm in company’s 100+ year history ‒ Experienced third warmest 1st quarter • Filed electric rate case on April 19th • Gas Storage & Pipelines (GSP) ‒ NEXUS in-service date will not affect 2017 guidance, 2018 plan or 5-7% EPS growth target ‒ Continued portfolio growth • Power & Industrial Projects (P&I) ‒ Closed one project and are finalizing two more

During the largest weather event in our history, we executed a safe and efficient restoration effort 6 The weather event impacted 800,000 (nearly 40%) of our electric customers and affected every county in our service territory • Deployed over 3,000 linemen and support crews • Smart meter technology proved valuable in delineating storm tracking restoration real-time • Recent process changes also enabled faster restoration 1998 2008 1991 2017 Largest Number of Customer Outages Due to Weather Events 500 500 670 800 (thousands)

• Overview • Long-Term Growth Update • 1st Quarter 2017 Financial Update and Summary 7

DTE Energy

# GSP continues to make progress across its portfolio



- **Link* Lateral & Gathering**
  - Renegotiated agreement with key shipper
    - Significantly extends contract duration
    - Materially increases volumes



- **NEXUS Pipeline**
  - Targeting year-end 2017 in-service date with second quarter FERC certificate
  - Earnings not affected by in-service date



- **Millennium Pipeline**
  - Expansion received favorable FERC environmental assessment
    - 0.2 Bcf/d of firm transportation service
    - In-service 2H 2018



- **Lateral Pipeline Projects**
  - Birdsboro Pipeline: 14-mile lateral to serve new power plant in Pennsylvania
    - Targeting in-service 2Q 2018
  - Advanced discussions for similar growth opportunities

* Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG)

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• Acquisition of existing landfill gas plant ‒ Closed April 24, 2017 • Construction of new landfill gas plant ‒ Permitting and right-of-way complete ‒ Expect to begin operations 1H 2018 • Construction of combined heat and power (CHP) plant ‒ Expect approval mid-2017 ‒ In-service 2H 2019 • Projects cover approximately one- third of earnings growth needed to achieve 2021 target 9 Landfill Gas P roj e ct s Industrial CH P P lan t P&I expanding portfolio with landfill gas and combined heat and power projects

• Overview • Long-Term Growth Update • 1st Quarter 2017 Financial Update and Summary 10

1Q 2016 1Q 2017 Change DTE Electric 127$ 106$ (21)$ DTE Gas 87 107 20 Gas Storage & Pipelines 30 45 15 Power & Industrial Projects 21 30 9 Corporate & Other (7) 16 23 Growth segments** 258$ 304$ 46$ Growth segments operating EPS 1.43$ 1.70$ 0.27$ Energy Trading 16$ 18$ 2$ DTE Energy 274$ 322$ 48$ Operating EPS 1.52$ 1.79$ 0.27$ Avg. Shares Outstanding 179.5 179.5 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DTE Electric • Warmer weather, storm expenses and higher O&M offset by rate implementation DTE Gas • Rate implementation offset by warmer weather Gas Storage & Pipelines • Pipeline and gathering earnings and timing of expenses Power & Industrial Projects • REF volumes and steel-related earnings offset by lower renewable earnings Corporate & Other • Accounting change for stock-based compensation and timing of taxes ** Total DTE Energy excluding Energy Trading (millions, except EPS) Primary Drivers Operating Earnings Operating Earnings* Variance 11

• Confident we will achieve our 2017 operating EPS* guidance given our solid first quarter results • Utility growth plan driven by infrastructure investments focused on improving reliability and the customer experience • Strategic and sustainable growth in non-utility businesses continues • On track to deliver strong EPS and dividend growth that drive premium total shareholder return Summary * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 Contact Us

Appendix

• Warmer weather Variance to normal weather – 2016: ($8) – 2017: ($13) • O&M primarily planned outage projects and timing $127 $106 ($5) ($6) ($15) ($23) Primary Drivers Operating Earnings* Variance (millions) 1Q 2016 Operating Earnings 1Q 2017 Operating Earnings Weather Storm Rate Implementation O&M / Other * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix DTE Electric Variance Analysis 15 $28 Rate Base

1Q 2016 1Q 2017 DTE Electric Distribution Infrastructure $111 $156 New Generation 13 9 Replacement & Other 191 243 $315 $408 DTE Gas Base Infrastructure $58 $75 NEXUS Related 2 22 Main Replacement 19 28 $79 $125 Non-Utility $57 $134 Total $451 $667 1Q 2016 1Q 2017 Cash From Operations $0.7 $0.8 Capital Expenditures (0.5) (0.7) Free Cash Flow $0.2 $0.1 Asset Sales & Other - - Dividends (0.1) (0.1) Net Cash $0.1 $0.0 Debt Financing: Issuances - $0.5 Redemptions (0.1) (0.5) Change in Debt ($0.1) $0.0 Capital Expenditures Cash Flow (billions) (millions) Cash Flow and Capital Expenditures 16

Cooling degree days ** Includes choice of 1,164 1Q 2016 and 1,204 1Q 2017 Heating degree days Earnings impact of weather Earnings impact of weather Weather Normal Electric Sales* DTE Electric service territory Variance from normal weather (GWh) Variance from normal weather 1Q 2016 1Q 2017 % change Actuals - - Normal - - Deviation from normal 0% 0% 1Q 2016 1Q 2017 % change Actuals 2,917 2,793 (4%) Normal 3,321 3,263 (2%) Deviation from normal (12%) (14%) ($ millions, after-tax) 1Q 2016 ($8) 2017 ($13) ($ millions, after-tax) 1Q 2016 ($14) 2017 ($21) DTE Gas service territory ($ per share) 1Q 2016 ($0.04) 2017 ($0.07) ($ per share) 1Q 2016 ($0.08) 2017 ($0.12) 1Q 2016 1Q 2017 % change Residential 3,712 3,690 (0.6%) Commercial 4,846 4,852 0.1% Industrial 2,878 2,882 0.1% Other 78 79 1.3% TOTAL SALES** 11,514 11,503 (0.1%) Weather and DTE Electric Weather Normal Sales DTE Electric DTE Gas DTE Electric service territory 17 * Includes adjustments for temperature normalization and customer outages due to weather

DTE Gas DTE Electric • Expect rate case filing in 1-2 years • 4Q 2016 order – $122 million – 10.1% ROE • Annual rate cases 2018+ • 1Q 2017 order – $184 million – 10.1% ROE • Filed rate case April 19, 2017 – Requested rate recovery: $231 million – Test year: November 1, 2017 to October 31, 2018 – Self implementation: November 2017 – Return on Equity: 10.5% – Rate Base: $15.4 billion – Rate of Return: 5.57% 18 Regulatory Update – Electric and Gas

2017 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS* Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 1Q 2017 Actuals $106 107 45 30 16 $304 $1.70 $18 $322 179.5 $1.79 (millions, except EPS) * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix ** Total DTE Energy excluding Energy Trading Operating EPS* guidance supports 5% - 7% growth 19

2017 Guidance DTE Electric Distribution Infrastructure $690 New Generation 45 Replacement & Other 725 $1,460 DTE Gas Base Infrastructure $200 NEXUS Related 90 Main Replacement 145 $435 Non-Utility $900 - $1,100 Total $2,795 - $2,995 2017 Guidance Cash From Operations $1.9 Capital Expenditures (3.0) Free Cash Flow ($1.1) Asset Sales & Other - Dividends (0.6) Net Cash ($1.7) Debt Financing: Issuances $1.7 Redemptions - Change in Debt $1.7 Capital Expenditures Cash Flow (billions) (millions) Cash flow and capital expenditures guidance support growth target 20

21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings • No equity issuances planned for 2017 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • $2 billion of available liquidity at March 31, 2017 Cash flow and balance sheet remain strong 21

# 1st Quarter 2017 Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)


$18
$1
$19
1Q 2017 Operating Earnings*
Accounting Adjustments**
1Q 2017 Economic Net Income


$16
$2
$18
1Q 2016 Operating Earnings*
Accounting Adjustments**
1Q 2016 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

**Operating Earnings***

(millions, after-tax)

| | 1Q 2016 | 1Q 2017 |
|---|---|---|
| Realized | $31 | $38 |
| Unrealized | (4) | (7) |
| O&M / Other | (11) | (13) |
| | $16 | $18 |

* Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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# 1st Quarter 2017 Reconciliation of Reported to Operating Earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

**1Q 2017**

| | Net Income (millions)* | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| After-tax items: | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Industrial Projects | Corporate & Other | Growth Segments | Energy Trading | DTE Energy |
| Reported Earnings | $106 | $107 | $45 | $30 | $16 | $304 | $96 | $400 |
| Certain mark-to-market transactions | – | – | – | – | – | – | (78) | (78) |
| Operating Earnings | $106 | $107 | $45 | $30 | $16 | $304 | $18 | $322 |

**1Q 2017**

| | EPS** | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| After-tax items: | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Industrial Projects | Corporate & Other | Growth Segments | Energy Trading | DTE Energy |
| Reported Earnings | $0.59 | $0.60 | $0.25 | $0.17 | $0.09 | $1.70 | $0.53 | $2.23 |
| Certain mark-to-market transactions | – | – | – | – | – | – | (0.44) | (0.44) |
| Operating Earnings | $0.59 | $0.60 | $0.25 | $0.17 | $0.09 | $1.70 | $0.09 | $1.79 |

* Total tax impact of adjustments to reported earnings: ($50m)

** Total tax impact of adjustments to reported EPS: ($0.28)

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# 1st Quarter 2016 Reconciliation of Reported to Operating Earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

**1Q 2016** — **Net Income (millions)***

| After-tax items: | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Industrial Projects | Corporate & Other | Growth Segments | Energy Trading | DTE Energy |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $127 | $87 | $30 | $17 | ($7) | $254 | ($7) | $247 |
| Plant closure | – | – | – | 4 | – | 4 | – | 4 |
| Certain mark-to-market transactions | – | – | – | – | – | – | 23 | 23 |
| Operating Earnings | $127 | $87 | $30 | $21 | ($7) | $258 | $16 | $274 |

**1Q 2016** — **EPS****

| After-tax items: | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Industrial Projects | Corporate & Other | Growth Segments | Energy Trading | DTE Energy |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $0.71 | $0.48 | $0.17 | $0.09 | ($0.04) | $1.41 | ($0.04) | $1.37 |
| Plant closure | – | – | – | 0.02 | – | 0.02 | – | 0.02 |
| Certain mark-to-market transactions | – | – | – | – | – | – | 0.13 | 0.13 |
| Operating Earnings | $0.71 | $0.48 | $0.17 | $0.11 | ($0.04) | $1.43 | $0.09 | $1.52 |

* Total tax impact of adjustments to reported earnings: $17m

** Total tax impact of adjustments to reported EPS: $0.10

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Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of Reported to Operating Earnings (non-GAAP) 25